Exhibit 10.2

KGLNG Closing Memorandum

BETWEEN

EAST LNG PTE LTD

AND

CROWN LNG INDIA AS

AND

CROWN LNG HOLDING AS

AND

CROWN LNG HOLDINGS LIMITED

AND

CROWN LNG (SINGAPORE) PTE. LTD.

28 OCTOBER 2024

PARTIES

This closing memorandum (the “Closing Memorandum”) is made on 28 October 2024 between:

(1)

East LNG Pte. Ltd., a private limited liability company incorporated under the laws of Singapore, with registered address at 7500a, Beach Road, #14-302 the Plaza, Singapore 199591, and with business registration number 201622928W (the “Seller”);

(2)

Crown LNG India AS, a private limited liability company incorporated under the laws of Norway, with registered address at Drammensveien 147A, 0277 Oslo, Norway, and with business registration number 926 787 853 (the “Original Buyer”);

(3)	Crown LNG (Singapore) Pte. Ltd., (under incorporation as a private limited liability company under the laws of Singapore) (“New Buyer”);

(4)

Crown LNG Holding AS, a private limited liability company incorporated under the laws of Norway, with registered address at Skøyen Atrium, Drammensveien 147, 0277 Oslo, Norway, and with business registration number 817 120 962 (“CHO”); and

(5)

Crown LNG Holdings Limited, a private limited liability company incorporated on the Island of Jersey, Channel Islands, with registered address at 37th Floor, 1, Canada Square, Canary Wharf, London, Greater London E14 5AA, United Kingdom (“PubCo”);

collectively referred to the “Parties” and each individually as a “Party”.

BACKGROUND

(A)

The Parties have on the date hereof entered into an agreement (the “KGLNG Master Agreement”) pursuant to which each Party have certain rights and obligations and the Parties together shall implement certain actions and transactions (together the “KGLNG Transactions”).

(B)

The Parties wish to implement the KGLNG Transactions as soon as possible and have entered into the Closing Memorandum to summarise the KGLNG Transactions that have been completed on the date hereof and KGLNG Transactions that shall be completed as soon as possible thereafter.

CONFIRMATIONS

On this background, it is agreed as follows:

1.	Terms not otherwise defined herein shall have the meaning given to them in the KGLNG Master Agreement.

2.	The Parties acknowledge and agree that the following actions have taken place on the date of this Closing Memorandum:

(a)	pursuant to clause 3.1 of the KGLNG Master Agreement, the Company and CHH have entered into the EA Amendment Agreement # 4; and

(b)	pursuant to clause 3.2 of the KGLNG Master Agreement, the Company and CHH have entered into the EA Deed of Novation;

(c)	pursuant to clause 3.4 of the KGLNG Master Agreement, the New Buyer has issued the Support Promissory Note in favour of the Seller; and

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(d)	pursuant to clause 4.3 of the KGLNG Master Agreement, the New Buyer has issued Purchase Promissory Note in favour of the Seller.

3.	The Parties acknowledge and agree that the following actions remain outstanding and shall be implemented as soon as possible after the date of this Closing Memorandum:

(a)	pursuant to clause 4.2 of the KGLNG Master Agreement, the New Buyer and the Seller shall enter into the Share Purchase Agreement and the Seller and the New Buyer shall carry out the Share Purchase;

(b)	pursuant to clause 5 of the GBTRON Transaction Agreement, the Seller shall transfer the Promissory Notes to PubCo and subscribe for PubCo Shares; and

(c)	any other action as specified under the KGLNG Master Agreement or the Share Purchase Agreement to be entered into pursuant to the KGLNG Master Agreement.

4.

Each Party agrees to execute and deliver any documents and take any actions that are reasonably necessary to effectuate the KGLNG Transactions terms and intent of the KGLNG Master Agreement. This obligation extends beyond the termination of the KGLNG Master Agreement.

5.

PubCo shall without undue delay after the date of this Closing Memorandum ensure that the New Buyer is incorporated, and shall until the incorporation of the New Buyer be responsible for the rights and obligations of the New Buyer pursuant to this Closing Memorandum and any other documents entered into to carry out this Closing Memorandum.

6.

All matters arising out of or relating to this Closing Memorandum shall be governed by Norwegian law, and all disputes arising from or related to this Closing Memorandum shall be resolved in accordance with Clause 8.2 of the KGLNG Master Agreement.

* * * * *

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SIGNATURE PAGE

This Closing Memorandum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Closing Memorandum.

East LNG Pte. Ltd.	Crown LNG India AS

/s/ Swapan Kataria	/s/ Jørn Husemoen
Name: Swapan Kataria	Name: Jørn Husemoen
Position: Director	Position: Director

Crown LNG Holding AS	Crown LNG Holdings Limited

/s/ Jørn Husemoen	/s/ Jørn Husemoen
Name: Jørn Husemoen	Name: Jørn Husemoen
Position: Director	Position: Director

Crown LNG (Singapore) Pte. Ltd. (under incorporation)

/s/ Jørn Husemoen
Name: Jørn Husemoen
Position: Director